SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 24, 2004

METROPOLITAN HEALTH NETWORKS, INC.

(Exact name of Registrant as specified in its charter)

Florida
(State or other jurisdiction of incorporation)

0-28456 (Commission file number)	65-0635748 (I.R.S. Employer Identification No.)

250 Australian Avenue South, Suite 400
West Palm Beach, Fl. 33401
(Address of principal executive offices)

(561) 805-8500
(Registrant’s telephone number, including area code)

Item 5.02 Appointment of Principal Officers

On September 24, 2004, the Board of Directors appointed Michael Earley to serve as Chairman of the Board, in addition to his current role as Chief Executive Officer. Mr. Earley has resigned from his position as President effective September 24, 2004.

Also effective September 24, 2004, Debra A. Finnel, a director and the Vice-President and Chief Operating Officer of the Company was promoted to the position of President. Ms. Finnel has been employed by the Company since January 1999. She has served on the Board of Directors of the Company since 2003. Ms. Finnel’s biographical information as well as a description of the material terms of Ms. Finnel’s employment agreement with the Company, which have not been amended, are described in the Company’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2003.

Attached hereto as Exhibit 99.2 is the Company’s press release dated September 30, 2004, announcing the appointments, which is incorporated herein by reference.

Item 5.03 Amendment to Bylaws.

Effective September 24, 2004, the Board of Directors of the Company has amended and restated the Company’s Bylaws. A number of the more material changes to the Bylaws are described below, including some of the reasons for adopting such standards.

The Company’s Bylaws now provide that the Board of Directors, the Chairman of the Board of Directors and the President may call a special meeting of shareholders. The former Bylaws provided that shareholders, two directors acting in concert and three officers could call a special meeting of shareholders. This change was designed to minimize the calling of special meetings of shareholders, limiting the expense to the Company associated therewith.

The Company’s Bylaws now provide that directors of the Company may be elected by a plurality of votes cast at a meeting of shareholders. The former Bylaws provided for election of directors by a majority of votes cast. This change was designed to permit election to the Board of Directors of those candidates receiving the highest number of votes and to limit instances where a full slate of directors is not elected at shareholder meetings.

The Bylaws now contain a detailed description of the process by which shareholders can submit proposals to be considered at annual meetings of shareholders and nominate candidates for election to the Board of Directors at such meetings. These provisions were added by the Company to the new form of Bylaws in order to formalize and clarify the Company’s procedures in connection therewith, particularly the time frame within which such proposals and nominations may be submitted by shareholders to the Company in advance of a shareholders’ meeting.

The Bylaws were amended to clarify certain procedures involving regular and special meetings of the Board of Directors, including notice in connection therewith. Under the former bylaws, the President or any two directors had the power to call a special meeting of the Board. Under the new form of Bylaws, a special meeting of directors can be called by a majority of the Board, the President, the Chairman of the Board or the Chief Executive Officer. The new form of Bylaws also provide that, if notice is given in person or by phone, fax or e-mail, a special meeting of directors can be held within 12 hours of the giving of such notice.

The Bylaws were amended to change the required officers of the Company to a Chief Executive Officer, President, Secretary and Treasurer. The former Bylaws required a President and/or Chief Executive Officer, one or more Vice-Presidents, a Secretary and a Treasurer/Chief Financial Officer. This change was made to conform the Bylaws with the desired management structure of the Company.

The Bylaws now contain provisions describing the duties and powers of the Chairman of the Board of Directors. Under the former Bylaws, the Board of Directors was not required to designate a Chairman of the Board of Directors. This change was made based upon a decision by the Board of Directors and management of the Company that it is desirable for the Company to have a Chairman of the Board to preside over Board meetings and perform such other functions as are customary of such position.

The Bylaws now provide that a majority of directors can act by written consent without a formal meeting. The former Bylaws provided that directors could only act by unanimous consent without a formal meeting. This change was designed to allow the directors of the Company more flexibility to act by written resolution even if one of the directors was unable to review and vote upon a particular resolution.

The Bylaws were amended to clarify the duties and powers of the Chief Executive Officer and President of the Company. Under the new form of Bylaws, the Chief Executive Officer is the principal executive officer of the Company, as opposed to the President, who was the principal executive officer under the former bylaws. This change was made to conform the Bylaws with the desired management structure of the Company.

The Bylaws are now silent with respect to actions by shareholders without a formal meeting. The former Bylaws provided that unanimous consent was required for shareholders to act without a formal meeting. This change was designed to provide shareholders more flexibility to act without a meeting. Because the Articles of Incorporation and the Bylaws of the Company are now silent, the provisions of the Florida Business Corporations Act will apply, requiring that action be authorized by the minimum number of shares that would be required to authorize the action at a meeting of shareholders where all shares entitled to vote thereon are present in person or represented by proxy.

The Bylaws now provide that the Board of Directors or the holders of 66-2/3% of the holders of capital stock of the Company can amend, repeal or alter the Company’s Bylaws. The former Bylaws allowed amendments by majority of votes cast at a meeting of directors or shareholders. This provision is designed to make it more difficult to change the Bylaws of the Company.

The foregoing description is a brief summary of the provisions adopted or changed by the amended and restated bylaws. This summary is not intended to be complete, and is qualified in its entirety by reference to the Company’s Amended and Restated Bylaws attached hereto as Exhibit 3.1.

Attached hereto as Exhibit 99.2 is the Company’s press release dated September 30, 2004, announcing the Board’s amendment of the Bylaws of the Company, which is incorporated herein by reference.

Item 5.05 Adoption of Code of Ethics for Chief Executive Officer and All Senior Financial Officers.

Effective September 24, 2004, the Board of Directors of the Company has adopted a Code of Ethics for the Chief Executive Officer and all senior financial officers of the Company including the Chief Financial Officer and the principal accounting officer. The Company believes that the Code of Ethics is reasonably designed to deter wrongdoing and to promote honest and ethical conduct, including the ethical handling of conflicts of interest, full fair and accurate disclosure in filings and other public communications made by the Company; compliance with applicable law, prompt internal reporting of violations of the code, and accountability for adherence to the Code. A copy of the Code of Ethics is attached hereto as Exhibit 99.1.

Attached hereto as Exhibit 99.2 is the Company’s press release dated September 30, 2004, announcing the Board’s adoption of the Code of Ethics, which is incorporated herein by reference.

Item 8.01 Other Events

The Company’s press release dated September 30, 2004, announces the events reported in this Form 8-K makes certain additional announcements with respect to corporate governance advancements and weather. The full text of the Company’s press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01 Exhibits

3.1 Amended and Restated Bylaws of the Company.

99.1 Code of Ethics for the Chief Executive Officer and All Senior Financial Officers.

99.2 Press Release dated September 30, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 30, 2004

METROPOLITAN HEALTH NETWORKS, INC.
By:	/s/ Michael M. Earley
	Name:	Michael M. Earley
	Title:	Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

3.1 Amended and Restated Bylaws of the Company.

99.1 Code of Ethics for the Chief Executive Officer and All Senior Financial Officer

99.2 Press Release dated September 30, 2004